Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2025
Disclosure of transactions between related parties [abstract]
Disclosure of detailed information about key management personnel
The aggregate value of transactions and outstanding balances relating to key management personnel and directors for the years ended December 31, 2025 and 2024 was as follows:

	For the year ended December 31,
	2025	2024

Salaries, fees, benefits and professional fees	$3,602	$1,721
Share-based compensation	1,700	911
Total	$5,302	$2,632
During the year ended December 31, 2025, the Company received $100.0 million in private placement proceeds from Tether Investments S.A. de C.V. (Note 14). The Company also holds $1.1 million in Tether Gold XAU₮ cryptocurrency tokens. As at December 31, 2025 a net $0.1 million was due to related parties (2024: due from of $0.4 million).